================================================================================

                                  SCHEDULE 14A
                                   (RULE 14a)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement    [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                         ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            PARKWAY PROPERTIES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                            PARKWAY PROPERTIES, INC.
                               ONE JACKSON PLACE
                                   SUITE 1000
                            188 EAST CAPITOL STREET
                        JACKSON, MISSISSIPPI 39201-2195

                                   NOTICE OF
                       1997 ANNUAL STOCKHOLDERS' MEETING

To the Stockholders:

     Notice is hereby given that the 1997 Annual Meeting of Stockholders (the "Meeting"), of Parkway Properties, Inc. (the "Company"), will be held at the Company's offices, One Jackson Place, Suite 1000, 188 East Capitol Street, Jackson, Mississippi, at 1:30 p.m., Jackson time, on June 6, 1997 for the following purposes:

     1. To elect nine directors to serve until the next Annual Meeting of Stockholders and until their successors are elected and qualified;

     2. To consider and take action on certain amendments to the Company's Articles of Incorporation concerning the settlement of transactions entered into through the facilities of any interdealer quotation system or national securities exchange on which shares of the capital stock of the Company are traded;

     3. To consider and take action on a proposal to approve the adoption of the Company's 1997 Non-Employee Directors' Stock Ownership Plan;

     4. To consider and take action on amendments to the 1991 Directors Stock Option Plan which (a) increases the number of shares of common stock, par value $0.001 per share, of the Company ("Shares"), to be granted pursuant to an option awarded to each director (who is not also an employee of the Company) on the date of any annual meeting at which such director is reelected to the Board of Directors from 2,250 Shares to 3,000 Shares and (b) increases the number of Shares available under the 1991 Directors Stock Option Plan from 150,000 to 250,000; and

     5. To consider and take action upon such other matters as may properly come before the Meeting or any adjournment thereof.

     Only stockholders of record at the close of business on April 16, 1997 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          SARAH P. CLARK
                                          Vice President, Chief Financial
                                          Officer,
                                          Treasurer and Secretary

Date:             , 1997

STOCKHOLDERS ARE URGED TO VOTE BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                                                          , 1997

                            PARKWAY PROPERTIES, INC.
                               ONE JACKSON PLACE
                                   SUITE 1000
                            188 EAST CAPITOL STREET
                        JACKSON, MISSISSIPPI 39201-2195

                            ------------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 6, 1997

     The following information is furnished in connection with the Annual Meeting of Stockholders (the "Meeting"), of Parkway Properties, Inc. (the "Company"), to be held on June 6, 1997 at 1:30 p.m., Jackson time, at the Company's offices, One Jackson Place, Suite 1000, 188 East Capitol Street, Jackson, Mississippi. A copy of the Company's Annual Report to Stockholders for the fiscal period ended December 31, 1996 accompanies this Proxy Statement. Additional copies of the Annual Report, Notice, Proxy Statement and form of proxy may be obtained from the Company's Secretary, P.O. Box 22728, Jackson, Mississippi 39225-2728. This Proxy Statement, Annual Report, and form of proxy
will first be sent to stockholders on or about             , 1997.

                    SOLICITATION AND REVOCABILITY OF PROXIES

     The enclosed proxy for the Meeting is being solicited by the directors of the Company. The proxy may be revoked by a stockholder at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date. The proxy may also be revoked by a stockholder attending the Meeting, withdrawing such proxy and voting in person. The cost of soliciting the proxies on the enclosed form will be paid by the Company. In addition to the use of the mails, proxies may be solicited by the directors and their agents (who will receive no additional compensation therefor) by means of personal interview, telephone or facsimile, and it is anticipated that banks, brokerage houses and other institutions, nominees or fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies. The Company may, upon request, reimburse banks, brokerage houses and other institutions, nominees and fiduciaries for their expenses in forwarding proxy material to their principals.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The record date for determining shares of common stock, $0.001 par value per share, of the Company ("Shares"), entitled to vote at the Meeting has been fixed at the close of business on April 16, 1997. On such date there were
       Shares outstanding, entitled to one vote each. The Share amounts and per Share information set forth in this proxy statement give retroactive effect to a three-for-two stock split effected by the Company on April 30, 1996.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     To the best of the Company's knowledge, no person or group (as those terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), beneficially owned, as of January 31, 1997 more than five percent of the Shares outstanding, except as set forth in the following table.

                         NAME AND ADDRESS                             AMOUNT            PERCENT
                        OF BENEFICIAL OWNER                     BENEFICIALLY OWNED      OF CLASS
    ----------------------------------------------------------- ------------------      --------
    Morgan Stanley Group Inc.
    1585 Broadway
    New York, New York 10036...................................       488,000(1)          8.11%

---------------

(1) Based upon an amended Statement on Schedule 13G filed with the Securities and Exchange Commission (the "SEC"), which indicated that Morgan Stanley Group Inc. ("Morgan Stanley"), had shared voting power with its wholly-owned subsidiary Morgan Stanley Asset Management Inc. ("MSAM"), with respect to 70,400 Shares and shared dispositive power with MSAM with respect to 488,000 Shares, and which include 244,000 Shares with respect to which Morgan Stanley's wholly-owned subsidiary, Morgan Stanley Institutional Fund Inc.--U.S. Real Estate Portfolio, has shared dispositive power.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth the Shares beneficially owned, as of January 31, 1997 by each director and executive officer of the Company. Unless otherwise stated, each person has sole voting and investment power with respect to the Shares set forth in the table.

                                                                      AMOUNT            PERCENT
                               NAME                             BENEFICIALLY OWNED      OF CLASS
    ----------------------------------------------------------- ------------------      --------
    Daniel C. Arnold...........................................        35,302(1)             *%
    George R. Farish...........................................        14,851(2)             *
    Roger P. Friou.............................................        25,701(3)             *
    Joe F. Lynch...............................................        61,617(1)          1.02
    C. Herbert Magruder........................................        66,413(4)          1.10
    W. Lincoln Mossop, Jr......................................        24,250(1)             *
    Leland R. Speed............................................       166,522(5)          2.76
    Steven G. Rogers...........................................       112,037(6)          1.85
    Sarah P. Clark.............................................        15,772(7)             *
    James M. Ingram............................................        13,575(8)             *
    David R. Fowler............................................         9,579(9)             *
    G. Mitchel Mattingly.......................................        19,437                *
                                                                      -------             ----
    Directors and officers as a group..........................       565,056(10)         9.17
                                                                      =======             ====

---------------

   * Less than 1%.

 (1) Includes 14,250 Shares the indicated person has the right to acquire under the 1991 Directors Stock Option Plan, as amended (the "1991 Directors Plan").

 (2) Includes 6,750 Shares Mr. Farish has the right to acquire under the 1991 Directors Plan.

 (3) Includes 2,250 Shares Mr. Friou has the right to acquire under the 1991 Directors Plan.

 (4) Includes 14,250 Shares Dr. Magruder has the right to acquire under the 1991 Directors Plan. Does not include 450 Shares beneficially owned by Dr. Magruder's wife, as to which he disclaims beneficial ownership.

 (5) Includes 16,210 Shares Mr. Speed has the right to acquire pursuant to exercisable options granted under the 1994 Stock Option Plan. Does not include 97,592 Shares owned by members of Mr. Speed's family, as to all of which Mr. Speed disclaims beneficial ownership.

 (6) Includes 48,437 Shares Mr. Rogers has the right to acquire pursuant to exercisable options granted under the 1994 Stock Option Plan. Does not include 12,040 Shares beneficially owned by Mr. Rogers' wife as to which he disclaims beneficial ownership.

 (7) Includes 2,872 Shares Ms. Clark has the right to acquire pursuant to exercisable options granted under the 1994 Stock Option Plan.

 (8) Includes 8,575 Shares Mr. Ingram has the right to acquire pursuant to exercisable options granted under the 1994 Stock Option Plan.

 (9) Includes 4,987 Shares Mr. Fowler has the right to acquire pursuant to exercisable options granted under the 1994 Stock Option Plan.

(10) Includes 66,000 Shares that the directors of the Company have the right to acquire under the 1991 Directors Plan and 81,081 Shares that officers of the Company have the right to acquire pursuant to exercisable options granted under the Company's 1994 Stock Option Plan.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

NOMINEES

     In accordance with the Bylaws of the Company, the Board of Directors has by resolution fixed the number of directors to be elected at the Meeting at nine. All nine positions on the Board are to be filled by the vote of the stockholders at the Meeting. Each person so elected shall serve until the next Annual Meeting of Stockholders and until his successor is elected and qualified.

     The directors of the Company recommend a vote FOR the nominees listed below. All nominees, except Mr. Lipsey, are currently serving as directors of the Company and were elected at the 1996 Annual Meeting of Stockholders.

     Unless instructed otherwise, proxies will be voted FOR the nominees listed below. Although the directors do not contemplate that any of the nominees will be unable to serve prior to the Meeting, if such a situation arises, the enclosed proxy will be voted in accordance with the best judgment of the person or persons voting the proxy.

     The table below sets forth certain information regarding the nominees for election to the Company's Board of Directors.

      NAME, POSITION AND                           PRINCIPAL OCCUPATION AND BUSINESS
   TENURE WITH THE COMPANY        AGE             EXPERIENCE FOR PAST FIVE YEARS (1)
----------------------------------------------------------------------------------------------
Daniel C. Arnold..............     67    Private investor; Director of Farm & Home Savings
  Director since 1994                    Association from 1989 to 1994.
George R. Farish..............     44    Chief Executive Officer of Houston Savings
  Director since 1981                    Association.

Roger P. Friou................     62    Private investor; Director of Jitney Jungle Stores of
  Director since 1995                    America, Inc. (a regional supermarket chain) from
                                         1991 to 1997, its President from 1996 to 1997, and
                                         its Vice Chairman and Chief Financial Officer from
                                         1991 to 1996.

Michael J. Lipsey.............     47    President of The Lipsey Company (provides training
  Nominee for Director                   and consulting services for national and
                                         international clients, encompassing all aspects of
                                         the commercial real estate industry).

Joe F. Lynch..................     64    Consultant to the Company since 1994; Chairman of the
  Director since 1994                    Board and Chief Executive Officer of First
                                         Continental Corporation (a real estate company) since
                                         1994; Chairman of the Board and Chief Executive
                                         Officer of First Continental Real Estate Investment
                                         Trust from 1989 to 1994; Vice Chairman of the Board
                                         of Farm & Home Financial Corporation and of Farm &
                                         Home Savings Association from 1991 to 1994.

C. Herbert Magruder...........     64    Physician and a partner in the medical firm of
  Director since 1988                    Carolina Pathology Associates.

W. Lincoln Mossop, Jr.........     63    General partner, President and Chief Executive
  Director since 1986                    Officer until 1997 of Barrett & Co. (securities
                                         brokers and dealers and a member firm of the Boston
                                         Stock Exchange, Inc.).

Steven G. Rogers..............     42    President and Chief Operating Officer of the Company
  Director since 1996;                   since 1993, Director of the Company since 1996 and
  President and Chief                    Senior Vice President of the Company from 1988 to
  Operating Officer since 1993           1993; Senior Vice President of LNH REIT, Inc. ("LNH")
                                         from 1992 to 1996; Senior Vice President of Congress
                                         Street Properties, Inc. ("Congress Street"), Eastover
                                         Corporation ("Eastover"), EastGroup Properties
                                         ("EastGroup") and Rockwood National Corporation
                                         ("Rockwood") until 1994 and EB, Inc. ("EB") until
                                         1995.

Leland R. Speed...............     64    Chief Executive Officer of the Company and EastGroup;
  Chairman and Director since            Chief Executive Officer of LNH from 1992 to 1996;
  1978; Chief Executive                  Chief Executive Officer of Congress Street, Eastover
  Officer since 1980                     and Rockwood until 1994 and EB until 1995.

---------------

(1) Unless otherwise stated, each nominee has held the position indicated for at least the past five years.

OTHER DIRECTORSHIPS AND TRUSTEESHIPS

     Members of the Board of Directors serve on the Boards of Directors or the Boards of Trustees of the following publicly held companies:

              NOMINEE                            COMPANY
-----------------------------------   ------------------------------
Daniel C. Arnold...................   U.S. Physical Therapy Inc.
                                      Belco Oil & Gas Corp.

W. Lincoln Mossop, Jr..............   Citizens Growth Properties

Leland R. Speed....................   ChemFirst Inc.
                                      EastGroup
                                      Farm Fish, Inc.
                                      KLLM Transport Services, Inc.

COMMITTEES AND MEETING DATA

     The Audit Committee of the Board of Directors currently consists of Messrs. Farish, Lynch and Mossop. The functions performed by this Committee consist principally of conferring with and reviewing the reports of the Company's independent accountants and bringing to the entire Board of Directors for review those items relating to audits or accounting practices which the Audit Committee believes merit such review. The Audit Committee met twice during the year ended December 31, 1996.

     The Compensation Committee of the Board, which currently consists of Messrs. Arnold, Friou and Magruder, met twice during the year ended December 31, 1996. The Committee's function is to recommend compensation levels for officers and review compensation levels for officers and administer the Company's 1994 Stock Option Plan.

     The Company does not have a standing nominating committee or any committee performing a similar function.

     During the year ended December 31, 1996, the full Board of Directors met on seven occasions. Each director, except Mr. Arnold, attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which he served.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires that directors, officers and more than 10 percent stockholders of the Company file reports with the SEC within the first 10 days of the month following any purchase or sale of Shares. During 1996, no officer or director of the Company was late in filing a report under Section 16(a).

EXECUTIVE OFFICERS

     The following is a list of the Company's executive officers:

      NAME, POSITION AND                           PRINCIPAL OCCUPATION AND BUSINESS
   TENURE WITH THE COMPANY        AGE             EXPERIENCE FOR PAST FIVE YEARS (1)
------------------------------   -----   -----------------------------------------------------
Leland R. Speed...............     64    See table under "Nominees."
  Chief Executive Officer
  since 1980
Steven G. Rogers..............     42    See table under "Nominees."
  President and Chief
  Operating Officer since 1993
Sarah P. Clark................     37    Vice President of the Company since 1992, Chief
  Vice President, Chief                  Financial Officer and Secretary of the Company since
  Financial Officer, Treasurer           1994, Treasurer since 1996 and Controller from 1986
  and Secretary                          to 1990; Vice President and Assistant Secretary of
                                         Congress Street, Eastover, EastGroup and Rockwood
                                         from 1992 to 1994 and of EB from 1992 to 1995; Vice
                                         President of LNH from 1992 to 1996; Controller of
                                         Eastover from 1986 to 1992 and EastGroup from 1990 to
                                         1992.
David R. Fowler...............     39    Vice President of the Company since 1996 and its
  Vice President                         Asset Manager since 1985; Vice President of Parkway
                                         Realty Services, Inc. since 1992; Executive Vice
                                         President of EB from 1995 to 1996.
James M. Ingram...............     40    Vice President of the Company since 1996 and its
  Vice President                         Asset Manager since 1992; Vice President of Parkway
                                         Realty Services, Inc. since 1992.
G. Mitchel Mattingly..........     41    Vice President of the Company since 1996; President
  Vice President                         of Parkway Texas Corporation since 1994; President of
                                         First Continental Real Estate Investment Trust from
                                         1990 to 1994.

---------------

(1) Unless otherwise stated, the indicated person has held the position indicated for at least the past five years.

EXECUTIVE COMPENSATION

     The following table summarizes, for the fiscal years ended December 31, 1996, 1995 and 1994, the amount of the compensation paid by the Company to its Chief Executive Officer and all other executive officers, including those whose cash compensation during the year ended December 31, 1996 exceeded $100,000 (the "Named Officers").

                                                                          |       LONG TERM
                                                                          |  COMPENSATION AWARDS
                                                                          | ---------------------
                                           ANNUAL COMPENSATION(1)         | SECURITIES
                                    ------------------------------------- | UNDERLYING     LTIP       ALL OTHER
   NAME AND PRINCIPAL                                        OTHER ANNUAL |  OPTIONS/     PAYOUTS    COMPENSATION
        POSITION           YEAR      SALARY       BONUS      COMPENSATION |  SARs(7)        (8)          (9)
-------------------------  ----     --------     --------    ------------ | ----------    -------    ------------
                                                                          |
Leland R. Speed..........  1996     $130,000(2)  $ 78,000            --   |   10,943      $     0      $  9,082
  Chief Executive Officer  1995     $130,000(2)  $ 68,250            --   |    9,187      $     0      $  6,930
                           1994(3)  $ 58,673     $  7,379            --   |   22,500      $21,220      $  1,581
                                                                          |
Steven G. Rogers.........  1996     $145,000     $145,000            --   |    8,208      $     0      $ 13,564
  President and Chief      1995     $145,000     $118,322(4)         --   |    6,891      $     0      $ 13,860
  Operating Officer        1994(3)  $ 30,761     $  5,985            --   |   67,500      $16,977      $  1,581
                                                                          |
Sarah P. Clark...........  1996     $ 90,000     $ 45,000            --   |    6,840      $     0      $ 12,282
  Vice President,          1995     $ 72,600     $ 32,156            --   |    5,743      $     0      $  8,148
  Chief Financial Officer  1994(3)  $ 15,607     $  2,527            --   |   12,000      $ 1,268      $  1,054
  Treasurer and Secretary                                                 |
                                                                          |
David R. Fowler..........  1996     $ 57,828     $ 27,309            --   |    1,500      $     0      $  9,615
  Vice President           1995     $ 55,125     $ 44,792(5)         --   |    1,875      $     0      $  7,218
                           1994(3)  $ 13,013     $ 11,551            --   |    7,500      $   845      $  1,042
                                                                          |
James M. Ingram..........  1996     $ 57,874     $108,644            --   |    1,500      $     0      $ 13,658
  Vice President           1995     $ 57,530     $133,804(6)         --   |    3,000      $     0      $ 11,614
                           1994(3)  $ 11,184     $ 15,849(6)         --   |   12,000      $   845      $  1,201
                                                                          |
G. Mitchel Mattingly.....  1996     $110,250     $ 10,000            --   |    1,500      $     0      $ 12,426
  Vice President           1995     $105,000     $ 15,000            --   |    3,000      $     0      $  9,750
                           1994(3)  $ 14,517     $      0            --   |   12,000      $     0      $    728

---------------

(1) Until December 31, 1994, the executive officers of the Company were paid by Congress Street and those costs were then allocated among the Expense-Sharing Participants (described below) in accordance with the expense-sharing arrangements.

(2) Mr. Speed's salary is paid one-half by the Company and one-half by EastGroup, of which he is also Chief Executive Officer. This amount is the Company's share of Mr. Speed's compensation.

(3) Until December 31, 1994, the Company had an expense-sharing agreement with Congress Street, EastGroup and Eastover pursuant to which the participants shared administrative offices at the same location in Jackson, Mississippi and common officers and other personnel, subject to the authority of the board of each member company to elect or appoint and remove its officers in accordance with its charter documents and applicable law. EB had a separate administrative agreement with Congress Street which allowed EB to participate in the expense-sharing arrangement on the same basis as the companies which were parties to the expense-sharing agreement. LNH had a separate administration agreement with Congress Street (and later EastGroup) which terminated effective March 31, 1995. Under this arrangement, the participants shared the cost of the common officers and other employees and of shared facilities and activities. These common costs were initially paid by Congress Street, which served as the administrator of the arrangement, and the other participants paid Congress Street an annual fee (on a monthly basis) of one-half of one percent of their assets which were publicly-traded securities, and Congress Street was paid a fixed annual fee in equal monthly installments by LNH. After these fees and any profits of Eastover Realty Corporation ("Eastover Realty"), were subtracted from total common costs, the remaining common costs were allocated on a monthly basis among EastGroup, the Company, Congress Street, Eastover and EB (collectively, the "Expense-Sharing Participants") in proportion to their assets other than publicly-traded securities, based on their balance sheets as contained in their most recent SEC filings. Certain costs which the common officers believed to be particularly attributable to each member company were not shared. For 1994 all amounts are the Company's share of the particular Named Officer's compensation as allocated under the expense-sharing arrangement.

(4) Includes $57,072 paid pursuant to Mr. Rogers' agreement with Eastover Realty, the predecessor to Parkway Realty Services, Inc.

(5) For 1995 includes $2,093 paid pursuant to Mr. Fowler's agreement with Eastover Realty.

(6) For 1994 includes $2,467 and for 1995 includes $6,280, paid pursuant to Mr. Ingram's agreement with Eastover Realty.

(7) The options granted in 1994 were granted on September 23, 1994, the options granted in 1995 were granted on December 7, 1995 and the options granted in 1996 were granted on July 1, 1996, all under the Company's 1994 Stock Option Plan. The options vest one-half on the first anniversary date of grant and one-half on the second anniversary date of grant.

(8) These payments were made under Incentive Compensation Units granted under the Company's 1991 Incentive Plan (the "Incentive Plan"). The amount for 1994 includes a payment made in December 1994 in consideration of the officer agreeing to cancel the remaining term of the option which payment was made in Shares. An Incentive Compensation Unit was a right to receive an amount equal to the dividend paid on a specified number of Shares during a five year period beginning on the date of the grant of the unit. The amount payable with respect to an Incentive Compensation Unit was credited to an account for the holder of such unit. The grantee of the Incentive Compensation Unit was entitled to a cash payment of 20% of the amount in the account on the first anniversary date of its grant, 40% on the second anniversary date, 60% on the third anniversary date, 80% on the fourth anniversary date and 100% on the fifth anniversary date.

(9) For 1996 and 1995, this consists primarily of the Company's contribution to its 401(k) Plan for the Named Officer's benefit and for 1994 this amount consists primarily of the Company's share of Congress Street's discretionary contribution to a 401(k) plan for the respective Named Officer's benefit.

     Option Grants. The following table gives information with respect to options granted to the Named Officers during the year ended December 31, 1996. The "Potential Realizable Value" columns assume that the price of Shares will appreciate at annual rates of 5% and 10%, respectively, during the term of the options. There can be no assurance that such appreciation will take place. The price of Shares on the date of grant was $15.75. Certain officers were granted an option to purchase Shares at an exercise price of 133% of the market price on the date of grant.

                                    INDIVIDUAL GRANTS
-----------------------------------------------------------------------------------------       POTENTIAL REALIZABLE
                                   (B)                                                         VALUE AT ASSUMED ANNUAL
                                NUMBER OF                                                       RATES OF STOCK PRICE
                                SECURITIES          (C)                                        APPRECIATION FOR OPTION
                                UNDERLYING       % OF TOTAL         (D)                                 TERM
                                 OPTIONS/       OPTIONS/SARS      EXERCISE                    -------------------------
                                   SARS          GRANTED TO       OR BASE         (E)
             (A)                 GRANTED         EMPLOYEES         PRICE       EXPIRATION        (F)            (G)
             NAME                 (#)(1)       IN FISCAL YEAR      ($/SH)         DATE          5%($)          10%($)
------------------------------  ----------     --------------     --------     ----------     ----------     ----------
Leland R. Speed...............     8,052            13.9%          $21.00        6/30/06       $ 106,528      $ 268,856
                                   2,891             5.0%          $15.75        6/30/06       $  28,686      $  72,398
Steven G. Rogers..............     6,039            10.5%          $21.00        6/30/06       $  79,896      $ 201,642
                                   2,169             3.8%          $15.75        6/30/06       $  21,522      $  54,317
Sarah P. Clark................     5,034             8.7%          $21.00        6/30/06       $  66,600      $ 168,085
                                   1,806             3.1%          $15.75        6/30/06       $  17,920      $  45,227
David R. Fowler...............     1,500             2.6%          $15.75        6/30/06       $  14,884      $  37,564
James M. Ingram...............     1,500             2.6%          $15.75        6/30/06       $  14,884      $  37,564
G. Mitchel Mattingly..........     1,500             2.6%          $15.75        6/30/06       $  14,884      $  37,564

---------------

(1) These options were granted on July 1, 1996. They become exercisable one-half on the first anniversary of the date of grant and one-half on the second anniversary of the date of grant.

     Option Exercises and Year End Values. The following table shows the value realized by the Named Officers upon the exercise of options and the year end value of unexercised in-the money options held by the Named Officers. Year end values are based upon the closing price of Shares on the New York Stock Exchange, Inc. (the "NYSE"), on December 31, 1996 ($26.00).

             AGGREGATED OPTIONS/SAR EXERCISES WITH LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

                                                                                               VALUE OF
                                                          NUMBER OF UNEXERCISED        UNEXERCISED IN-THE-MONEY
                              SHARES                       OPTIONS AT FY-END(#)          OPTIONS AT FY-END($)
                             ACQUIRED       VALUE      ----------------------------    -------------------------
           NAME             ON EXERCISE    REALIZED    EXERCISABLE/UNEXERCISABLE(1)    EXERCISABLE/UNEXERCISABLE
--------------------------  -----------    --------    ----------------------------    -------------------------
Leland R. Speed...........     10,884      $ 62,974            16,210/15,537              $ 238,730/$128,082
  Chief Executive Officer
Steven G. Rogers..........     11,000      $ 73,592            48,437/11,654              $  725,048/$96,076
  President and
  Chief Operating Officer
Sarah P. Clark............     12,000      $171,902              2,872/9,712              $   36,378/$80,059
  Vice President,
  Chief Financial Officer,
  Treasurer and Secretary
David R. Fowler...........      3,450      $ 49,078              4,987/2,438              $   79,957/$27,256
  Vice President
James M. Ingram...........      4,925      $ 63,111              8,575/3,000              $  137,948/$34,375
  Vice President
G. Mitchel Mattingly......     13,500      $195,438                  0/3,000              $        0/$34,375
  Vice President

---------------

(1) These represent certain options granted to the Named Officer on September 23, 1994, December 7, 1995 and July 1, 1996 under the 1994 Stock Option Plan.

     Compensation Committee Report. The Compensation Committee of the Board of Directors consists of Messrs. Arnold and Friou and Dr. Magruder. The Compensation Committee believes that the main purpose of base compensation is to provide sufficient base compensation to the executive officers of the Company in relation to salary levels for other real estate companies and the officer's level of responsibility. For 1996, the base compensation of Mr. Speed, the chief executive officer of the Company, was shared equally by the Company and EastGroup, another real estate investment trust ("REIT"), of which Mr. Speed is chief executive officer. The Company's Compensation Committee and EastGroup's Compensation Committee jointly determined Mr. Speed's base salary. The Compensation Committee considered a number of factors in setting his compensation, the most important of which were the level of compensation paid to the chief executive officers of other real estate companies the same relative size as the Company, the success of the Company's recent strategy of increasing its market capitalization and acquiring office properties, which was developed under Mr. Speed's leadership, and his importance in delineating and implementing the Company's strategic plans.

     The Compensation Committee has determined that the primary goals of the Company's compensation policies should be as follows:

     - To provide total compensation opportunities for executive officers which are competitive with those provided to persons in similar positions with which the Company competes for employees.

     - To strengthen the mutuality of interest between management and stockholders through the use of incentive compensation directly related to corporate performance and through the use of stock-based incentives that result in increased Share ownership by executive officers.

     The Compensation Committee believes that incentive compensation payable to the executive officers of the Company should be based upon the Company's performance and align the interests of management and the Company's stockholders. In 1996, the Compensation Committee, in conjunction with an independent compensation consultant, formulated targets for funds from operations per share ("FFO"), upon which the executive officers' incentive compensation would be based. In 1996, the targets were FFO of $1.57 per Share before accrual for bonuses for the executive officers to earn the target bonus set forth below and FFO of $1.73 per Share before accrual for bonuses for the executive officers to earn a bonus of two times the target bonus amount. The target bonus amounts were 15% of total base salary (from both EastGroup and the Company) for Mr. Speed, 50% of base salary for Mr. Rogers and 25% of base salary for Ms. Clark. The Compensation Committee determined the FFO targets with the advice of an independent compensation consultant based upon an analysis of the Company's internal projected financial results for 1996 and the estimates of 1996 FFO prepared by independent securities analysts who followed the Company. The Compensation Committee believed that the stockholders of the Company would be benefitted significantly if the FFO goal was met and would be further benefitted if such goal were exceeded, and that management should be compensated for the benefits derived by the Company stockholders.

     The Company's 1996 FFO per Share was $1.74 after taking account of bonus accruals. After consideration, the Compensation Committee believed that each of Messrs. Speed and Rogers and Ms. Clark should be paid the amount of incentive compensation provided by the above formula, under which Messrs. Speed and Rogers and Ms. Clark received bonuses with respect to 1996 of two times the target amount for 1996, which was $78,000, $145,000 and $45,000 respectively.

     The Compensation Committee also believes that stock based incentive compensation in the form of stock options helps to align the interest of the management of the Company and its stockholders. During 1996, the Compensation Committee (i) granted options for 2,891 Shares to Mr. Speed, 2,169 Shares to Mr. Rogers and 1,806 Shares to Ms. Clark with an exercise price of $15.75 per Share (the market price on the date of grant) and (ii) granted options for 8,052 Shares to Mr. Speed, 6,039 Shares to Mr. Rogers and 5,034 Shares to Ms. Clark with an exercise price of $21.00 per Share (133% of the market price on the date of grant). In determining the number of options to be granted, the Compensation Committee took into account the executive's current salary, the amount of stock-based compensation previously granted to the executive, the executive's duties and performance, and competitive industry practices.

                                            DANIEL C. ARNOLD
                                            ROGER P. FRIOU
                                            C. HERBERT MAGRUDER

     This Compensation Committee Report shall not be deemed incorporated by reference by any general statement incorporating by reference this document or any portion thereof into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act and shall not otherwise be deemed filed under such acts.

     Performance Comparison. Set forth below is a line graph comparing the percentage change in the cumulative return to stockholders on Shares over the five years ending December 31, 1996 against the cumulative return of the Standard & Poor's 500 ("S&P 500"), and the Equity REIT Index prepared by the National Association of Real Estate Investment Trusts ("NAREIT Equity").

                               PERFORMANCE GRAPH

        MEASUREMENT PERIOD
      (FISCAL YEAR COVERED)             THE COMPANY           S&P 500          NAREIT EQUITY
1991                                            100.00              100.00              100.00
1992                                            104.65              107.67              114.59
1993                                            271.28              118.43              137.11
1994                                            309.32              119.97              141.46
1995                                            472.82              164.88              163.08
1996                                            994.71              202.74              220.56

     Directors' Fees. Under the Company's standard compensation arrangement with directors (other than Messrs. Speed and Rogers, who are salaried officers), directors are paid a monthly stipend of $500, plus $1,000 and reimbursement of expenses for each meeting of the Board of Directors and $750 and reimbursement of expenses for each meeting of a committee established by the Board of Directors. If the 1997 Non-Employee Directors' Stock Ownership Plan is approved by the shareholders, the monthly stipend will be discontinued. See "Proposal No. 3 -- 1997 Non-Employee Directors' Stock Ownership Plan."

     Directors Plan. The Company's 1991 Directors Plan authorizes the issuance of options for up to 150,000 Shares to directors of the Company who are not, and have not been for at least one year prior to the date of determination, employees of the Company ("Non-Employee Directors"). Under the 1991 Directors Plan, each Non-Employee Director of the Company on September 13, 1991 was automatically granted an option to purchase 7,500 Shares. Each person who first becomes a Non-Employee Director after September 13, 1991 will automatically be granted an option to purchase 7,500 Shares on the date the person becomes a Non-Employee Director, if such Shares are available. Each Non-Employee Director will also be granted an option to purchase an additional 2,250 Shares on the date of any annual meeting at which such Non-Employee Director is reelected to the Board. The option exercise price is the closing price of a Share if the Shares are listed on an exchange or the average between the bid and the asked price for that date if the Shares are traded over-the-counter (or, if no Shares were publicly traded on that date, the next preceding date that such Shares were so traded). Such options are exercisable in full on the date of grant and expire ten years after the date of grant or, if earlier, six months after the termination of the optionee's service as a Non-Employee Director, unless such service is terminated by reason of death, in which case the optionee's legal representative shall have one year in which to exercise the option. Certain provisions of the 1991 Directors Plan are proposed to be amended. See "Proposal No. 4 -- Amendments to the 1991 Directors Stock Option Plan, as amended."

     One director exercised options under the 1991 Directors Plan during 1996. On March 23, 1996, Mr. Friou exercised options to purchase 1,500 Shares at an exercise price of $14.1667 and 2,250 Shares at an exercise price of $14.1667. On July 18, 1996, Messrs. Arnold, Farish, Friou, Lynch, Magruder and Mossop were each granted options to purchase 2,250 Shares at an exercise price of $16.00 per Share.

CERTAIN TRANSACTIONS AND RELATIONSHIPS

     Cost Sharing Arrangement with EastGroup. Until April 1997, EastGroup and the Company shared the same leased office space at One Jackson Place in Jackson, Mississippi. EastGroup and the Company shared the rent with respect to their shared office space based upon the number of employees each had in such office space divided by the total number of employees of both companies using the office space. In addition, EastGroup and the Company shared the services of Mr. Speed and a limited number of clerical and support staff employees and expenses related thereto were shared equally between EastGroup and the Company. The Company and EastGroup also shared the expenses of certain office supplies and equipment, and EastGroup reimbursed the Company for the services of certain employees of the Company who performed services for EastGroup on an as requested basis. During the year ended December 31, 1996, EastGroup paid the Company $385,000 under this cost-sharing arrangement. On April 18, 1997, the Company relocated into separate office space at One Jackson Place, following which EastGroup and the Company no longer share office space, supplies or equipment. EastGroup and the Company will continue to share the services of Mr. Speed and his assistant and share the expenses of Mr. Speed's assistant and certain non-cash fringe benefits paid to Mr. Speed.

     Change in Control Agreement. The Company has entered into a Change in Control Agreement (the "Change in Control Agreement") with each of the Company's executive officers (the "Executives"). The Change in Control Agreement provides that if an Executive's employment is terminated or the Executive leaves the Company's employment for certain reasons during a defined period (30 months in the case of Leland R. Speed, Steven G. Rogers and Sarah P. Clark and 20 months in the case of James Ingram, David Fowler and G. Mitchel Mattingly) after a Change in Control (as hereinafter defined), the Company will pay a lump sum benefit to the Executive equal to a multiple of (2.5 times in the case of Messrs. Speed and Rogers and Ms. Clark and 1.667 times in the case of Messrs. Fowler, Ingram and Mattingly) the average of the Executive's salary and accrued bonus for the three calendar year period ending on the December 31 prior to the Change in Control. The Change in Control Agreement also gives the Executive the ability to leave the employment of the Company at any time during the six month period after the Change in Control in which case the Executive will receive the lump-sum payment of one-half of the amount set forth above. Change in Control is defined in such agreement as (i) any change in control of a nature that would be required to be represented under the Exchange Act proxy rules; (ii) any person acquiring beneficial ownership of securities representing 30 percent or more of the combined voting power of the Company's outstanding securities; (iii) certain changes in the Company's Board of Directors; (iv) certain mergers; or (v) the approval of a plan of liquidation by the Company.

                                 PROPOSAL NO. 2
                  AMENDMENTS TO THE ARTICLES OF INCORPORATION

     At the Meeting, stockholders of the Company will be asked to vote on a proposal to approve and adopt two amendments to the Articles of Incorporation concerning the settlement of transactions on an interdealer quotation system or national securities exchange (the "Amendments"). The affirmative vote of at least a majority of Shares outstanding and entitled to vote is required to approve and adopt the Amendments. The Board of Directors recommends a vote FOR approval of the Amendments. Unless otherwise instructed, proxies will be voted FOR approval of the Amendments. The proposed Amendments are attached hereto as Appendix A.

     For the Company to qualify as a REIT under the Internal Revenue Code of 1986, as amended (the "Code"), no more than 50% in value of its outstanding Shares may be owned, actually and constructively under the applicable attribution provisions of the Code, by five or fewer individuals (as defined in the Code to include certain entities) during the last half of a taxable year (other than the first year) or during a proportionate part of a shorter taxable year. The Shares must also be beneficially owned by 100 or more persons during at least 335 days of a taxable year (other than the first year) or during a proportionate part of a shorter taxable year. Because the Company elects to be treated as a REIT, the Articles of Incorporation contain restrictions on the acquisition of Shares intended to ensure compliance with these requirements.

     Pursuant to the provisions of the Articles of Incorporation, if a transfer of stock occurs whereby any person would own, beneficially or constructively, in excess of 9.8 percent (in value or in number, whichever is more restrictive) of the outstanding capital stock of the Company (excluding shares of excess stock, par value $0.001 per share, of the Company ("Excess Stock")), then such amount in excess of the 9.8 percent limit shall automatically be converted into shares of Excess Stock, and any such transfer will be void ab initio. Although holders of Excess Stock have no dividend or voting rights, such holders do have certain rights in the event of any liquidation, dissolution or winding up of the Company. The Articles of Incorporation further provide that the Excess Stock will be held by the Company as trustee for the person or persons in whose hands the shares would not be Excess Stock and certain price-related restrictions are satisfied. These provisions are designed to enable the Company to meet the share ownership requirements applicable to REITs under the Code, but may also have an anti-takeover effect. The Company currently has 30,000,000 shares of Excess Stock authorized pursuant to its Articles of Incorporation.

     The Articles of Incorporation presently provide that nothing in the Articles of Incorporation concerning the capital stock of the Company, including the REIT related restrictions described above, will preclude the settlement of transactions entered into through the facilities of any interdealer quotation system or national securities exchange upon which shares of the capital stock of the Company are traded; provided, however, that certain transactions may be settled by providing shares of Excess Stock.

     The Amendments make it clear by separating the clause concerning settlement through the provision of Excess Stock from the settlement provision and by subjecting the Board of Directors' authority to protect the Company's REIT status to the settlement provision, that the settlement of any transaction on an interdealer quotation system or national securities exchange is not contingent on any other provision or requirement under the Articles of Incorporation. These revisions have been requested by officials of the NYSE, the exchange on which the Shares are currently listed and traded, because of concerns on the part of such officials that the provisions presently contained in the Articles of Incorporation make settlement of transactions contingent upon certain requirements in the Articles of Incorporation.

                                 PROPOSAL NO. 3
               1997 NON-EMPLOYEE DIRECTORS' STOCK OWNERSHIP PLAN

     At the Meeting, stockholders will be asked to vote on a proposal to ratify the adoption by the Board of Directors of the Company's 1997 Non-Employee Directors' Stock Ownership Plan (the "1997 Directors' Plan"). The affirmative vote of a majority of the Shares entitled to vote on the proposal is required for ratification of the 1997 Directors' Plan. As described below, the 1997 Directors' Plan provides for awards of Shares to non-employee directors, and stockholder ratification is sought for the purpose of complying with Rule 16b-3 under the Exchange Act. In the event that the 1997 Directors' Plan is not ratified, the Company will continue to pay cash fees to its directors. The directors recommend a vote FOR the 1997 Directors' Plan. Unless otherwise instructed, proxies will be voted FOR the 1997 Directors' Plan. The description of the 1997 Directors' Plan set forth below is qualified in its entirety by the text of the 1997 Directors' Plan, which is attached as Appendix B hereto.

MATERIAL FEATURES OF PLAN

     The 1997 Directors' Plan provides for an annual award of Shares to the members of the Board of Directors who are not employees of the Company, in place of the Company's former policy of paying an annual cash retainer to those directors. The 1997 Directors' Plan is intended to secure for the Company and its stockholders the benefits of the incentive inherent in increased Share ownership by members of the Board of Directors and to strengthen the Company's ability to attract and retain the services of experienced and knowledgeable directors. The 1997 Directors' Plan provides for a stock award of 300 Shares to be made to each director annually on the date of the annual meeting of stockholders. A director newly appointed or elected at a time other than the annual meeting of stockholders will receive a fraction of the 300 Shares determined with reference to the number of days between the annual meeting of stockholders and the date of appointment or election of the director. The Board of Directors may amend or terminate the 1997 Directors' Plan, provided, however, that no amendment or termination may be made which adversely affects any award to which a director has previously become entitled.

FEDERAL INCOME TAX CONSEQUENCES

     The award of Shares under the 1997 Directors' Plan will result in the recognition of ordinary compensation income by the non-employee director and in a deduction for the Company, in each case in an amount equal to the fair market value of the Shares awarded on the date of the award.

AMOUNT OF AWARDS FOR 1997

     Each director, except Messrs. Speed and Rogers (who are salaried officers), will receive an award of 300 Shares on June 6, 1997, contingent on stockholder ratification.

                                 PROPOSAL NO. 4
         AMENDMENTS TO THE 1991 DIRECTORS STOCK OPTION PLAN, AS AMENDED

     At the Meeting, the stockholders will be asked to vote on a proposal to ratify the adoption of amendments to the 1991 Directors Plan. The affirmative vote of a majority of the Shares entitled to vote on the matter is required for ratification of the amendments to the 1991 Directors Plan. The 1991 Directors Plan provides for the granting of options to purchase Shares to certain directors who are not also employees of the Company. The amendments would (i) increase the number of Shares subject to such options from 2,250 Shares to 3,000

Shares and (ii) increase the number of Shares available under the 1991 Directors Plan to 250,000. The amendments to the 1991 Directors Plan are intended to encourage directors to increase their proprietary interest in the Company and thereby better align director interests with those of the Company's stockholders. The amendments to the 1991 Directors Plan are necessary to continue to attract, retain and motivate the highly qualified board members necessary to achieve the Company's objectives.

     Stockholder ratification is sought, in part, for purposes of complying with Rule 16b-3 under the Exchange Act. The directors recommend a vote FOR approval of the amendments to the 1991 Directors Plan. Unless otherwise instructed, proxies will be voted FOR approval of the amendments to the 1991 Directors Plan. A copy of the 1991 Directors Plan incorporating the amendments is attached hereto as Appendix C and any description of the 1991 Directors Plan herein is qualified in its entirety by the text of the 1991 Directors Plan. Stockholders of the Company are urged to read the 1991 Directors Plan.

SUMMARY OF THE PLAN, AS AMENDED

     The 1991 Directors Plan authorizes the issuance of options for up to 150,000, or if the amendments are adopted, 250,000, Shares to directors of the Company who are not, and have not been for at least one year prior to the date of determination, employees of the Company ("Non-Employee Directors"). Under the 1991 Directors Plan, each Non-Employee Director of the Company on March 15, 1991 was automatically granted an option to purchase 7,500 Shares. Each person who first becomes a Non-Employee Director after March 15, 1991 will automatically be granted an option to purchase 7,500 Shares on the date the person becomes a Non-Employee Director, if such Shares are available. Each Non-Employee Director will also be granted an option to purchase 2,250, or if the amendments are adopted, 3,000, additional Shares on the date of any annual meeting at which such Non-Employee Director is re-elected to the Board. The option exercise price is the closing price of a Share if the Company's Shares are listed on an exchange or the average between the bid and the asked price for that date if the Shares are traded over-the-counter (or, if no Shares were publicly traded on that date, the next preceding date that such Shares were so traded). Such options are exercisable in full on the date six months after the date they are granted and expire ten years after the date of grant or, if earlier, six months after the termination of the optionee's service as a Non-Employee Director, unless such service is terminated by reason of death, in which case the optionee's legal representative shall have one year in which to exercise the option.

GRANT OF OPTIONS

     If the amendments are approved, an option to purchase 3,000 Shares will be granted to each of the Company's Non-Employee Directors who is re-elected at the Meeting.

FEDERAL INCOME TAX CONSEQUENCES

     The grant of an option under the 1991 Directors Plan will not result in the Non-Employee Director's recognition of income for federal income tax purposes, nor in a deduction for the Company. The exercise of an option under the 1991 Directors Plan will result in the recognition of ordinary compensation income by the Non-Employee Director and in a deduction for the Company, in each case in an amount equal to the excess of the fair market value on the date of exercise of the Shares acquired through the option exercise over the option exercise price.

                                 PROPOSAL NO. 5
                                 OTHER MATTERS

     So far as Management is aware, no matters other than those outlined in this Proxy Statement will be presented at the Meeting for action on the part of the stockholders. If any other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying proxy to vote thereon the Shares to which the proxy relates in accordance with their best judgment.

                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has appointed Ernst & Young LLP, independent public accountants, to act as auditors for the fiscal year ending December 31, 1997. Ernst & Young LLP has audited the accounts of the Company since 1986. A representative of Ernst & Young LLP is expected to be present at the Meeting and will have an opportunity to make a statement, if he so desires, and will be available to respond to appropriate questions.

                             STOCKHOLDER PROPOSALS

     Stockholder proposals must be received at the Company's offices no later
than             , 1998 in order to be considered for inclusion in the Company's proxy materials for the 1998 Annual Meeting of Stockholders.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            SARAH P. CLARK
                                            Vice President, Chief Financial
                                            Officer,
                                            Treasurer and Secretary

Jackson, Mississippi

                                                                      APPENDIX A

                              PROPOSED AMENDMENTS

                                   ARTICLE V

     SECTION 2. REIT-RELATED RESTRICTIONS AND LIMITATIONS ON THE EQUITY STOCK.

     (e) Notice Requirements and General Authority of the Board of Directors to Implement REIT-Related Restrictions and Limitations.

     (v) Subject to Section 2(f)(iii) of this Article V, nothing contained in this Article V shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders by preservation of the Corporation's status as a REIT.

     (f) Exemptions.

     (iii) Nothing in this Article V shall preclude the settlement of a transaction entered into through the facilities of any interdealer quotation system or national securities exchange upon which Equity Stock is traded. Notwithstanding the previous sentence, certain transactions may be settled by providing Excess Stock as set forth in this Article V.

                                                                      APPENDIX B

                            PARKWAY PROPERTIES, INC.

               1997 NON-EMPLOYEE DIRECTORS' STOCK OWNERSHIP PLAN

                               TABLE OF CONTENTS

  SECTION                                       TITLE                                  PAGE NO.
------------  ----------------------------------------------------------------------------------
Section 1.    Introduction.............................................................     1
Section 2.    Purpose..................................................................     1
Section 3.    Participation............................................................     1
Section 4.    Annual Stock Award.......................................................     1
Section 5.    Restrictions on Issuance of Shares; Rights as Stockholders...............     1
Section 6.    Administration...........................................................     2
Section 7.    No Assignment............................................................     2
Section 8.    Capital Adjustments......................................................     2
Section 9.    Amendment and Termination................................................     2
Section 10.   Approval of Stockholders.................................................     2
Section 11.   Other Non-Employee Director Compensation.................................     2
Section 12.   Authorization............................................................     2

                            PARKWAY PROPERTIES, INC.

               1997 NON-EMPLOYEE DIRECTORS' STOCK OWNERSHIP PLAN

SECTION 1. INTRODUCTION

     Parkway Properties, Inc., (the "Company") establishes the Parkway Properties, Inc. 1997 Non-Employee Directors' Stock Ownership Plan (the "Plan") effective upon approval by the Company's stockholders, to provide for an annual award of shares of the common stock, $0.001 par value, ("Common Stock") of the Company to the members of the Board of Directors of the Company who are not employees of the Company, in place of the Company's former policy of paying a monthly cash retainer to those directors, which policy will be discontinued effective as of June 30, 1997.

SECTION 2. PURPOSE

     The purpose of the Plan is to secure for the Company and its stockholders the benefits of the incentive inherent in increased Common Stock ownership by members of the Board of Directors and to strengthen the Company's ability to attract and retain the services of experienced and knowledgeable directors.

SECTION 3. PARTICIPATION

     Each member of the Board of Directors of the Company who is not an employee of the Company or any of its subsidiaries (a "Non-Employee Director") shall be eligible to participate in the Plan.

SECTION 4. ANNUAL STOCK AWARD

     (a) Beginning in 1997, each year, as of the date of the annual meeting of stockholders of the Company, the Company shall automatically issue 300 shares of Common Stock to each Non-Employee Director who has been elected or reelected as a member of the Board of Directors of the Company as of the adjournment of the annual meeting. This Plan shall refer to such an award and to any award pursuant to Section 4(b) as the "Annual Stock Award."

     (b) If a Non-Employee Director is appointed to the Board of Directors of the Company or elected to the Board of Directors other than at an annual meeting of the stockholders of the Company and has not received an Annual Stock Award during the twelve months preceding election or appointment, the Company shall automatically issue to the Non-Employee Director, on the fifth business day following the effective date of the election or appointment, a number of shares of Common Stock that is equal to 300 multiplied by a fraction, the numerator of which is the remainder of 365 minus the number of days between the adjournment of the last annual meeting of stockholders and the effective date of the appointment or election, and the denominator of which is 365; if a fraction results, product shall be rounded up to the next whole number.

SECTION 5. RESTRICTIONS ON ISSUANCE OF SHARES; RIGHTS AS STOCKHOLDERS

     The obligation of the Company to issue shares of Common Stock pursuant to an Annual Stock Award shall be subject to the condition that, should the Board of Directors of the Company determine that the listing, registration, or qualification of the shares upon any securities exchange or under any state or federal law or the consent or approval of any regulatory body is necessary or desirable as a condition to or in connection with the issuance of the shares, no such shares may be issued unless such listing, registration, qualification, consent, or approval has been effected or obtained free of any conditions not acceptable to the Board of Directors.

     The certificates representing shares of Common Stock issued by the Company in connection with an award under this Plan may bear a legend describing any restrictions on resale of such shares under applicable securities laws. Stop transfer orders with respect to such certificates may be entered on the stock transfer records of the Company.

     A Non-Employee Director will have no rights as a stockholder of the Company with respect to any shares of Common Stock to be issued in connection with an award under this Plan until the date of issuance of the certificate for such shares. No adjustment shall be made for dividends or other rights for which the record date precedes the date the certificate is issued.

SECTION 6. ADMINISTRATION

     The Board of Directors of the Company shall administer the Plan and have full power and authority to interpret and construe the Plan. Any determination of the Board of Directors with respect to participation, the amount of awards, the issuance of shares of Common Stock, or any other matter involving the interpretation of the Plan shall be conclusive and binding on all participants.

SECTION 7. NO ASSIGNMENT

     A Non-Employee Director may not assign any right to an award under this Plan. Awards shall not be subject to alienation whether by garnishment, lien, or otherwise, except as required by law.

SECTION 8. CAPITAL ADJUSTMENTS

     The number of shares of Common Stock to be included in a future Annual Stock Award pursuant to Section 4 shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock dividend, stock split, reclassification, recapitalization, combination, or exchange with respect to the shares.

SECTION 9. AMENDMENT AND TERMINATION

     The Board of Directors of the Company may amend or terminate this Plan at any time by resolution, provided, however, that no amendment or termination of the Plan may adversely affect any award to which a Non-Employee Director has previously become entitled.

SECTION 10. APPROVAL OF STOCKHOLDERS

     This Plan shall be subject to approval by the stockholders of the Company. No shares of Common Stock shall be issued under the Plan prior to the approval of the Plan by the stockholders of the Company.

SECTION 11. OTHER NON-EMPLOYEE DIRECTOR COMPENSATION

     This Plan does not preclude payment of fees to a Non-Employee Director for attendance at meetings of the Board of Directors and of committees of the Board of Directors in such amounts and upon such terms as the Board of Directors shall approve from time to time.

SECTION 12. AUTHORIZATION

     The Board of Directors of the Company authorized the establishment of this Plan by action duly taken at its meeting on March 18, 1997.

                                                                      APPENDIX C

                            PARKWAY PROPERTIES, INC.
                  1991 DIRECTORS STOCK OPTION PLAN, AS AMENDED

1.  PURPOSE.

     The purpose of the Parkway Properties, Inc. 1991 Directors Stock Option Plan (the "Plan") is to encourage the ownership of Shares of common stock of Parkway Properties, Inc. (the "Company") by directors of the Company and, by doing so, to increase the incentive for such to put forth the maximum effort for the success of the Company's business.

2.  DEFINITIONS.

     As used in this Plan:

          (a) "Shares" means shares of common stock, $0.001 par value per share, of the Company.

          (b) "Fair Market Value" of a Share on any date means the closing price of a Share if the Company's Shares are listed on an exchange or the average between the bid and the asked price for that date if the Shares are traded over-the-counter (or, if no Shares were publicly traded on that date, the next preceding date that such Shares were so traded), all as published in The Wall Street Journal.

          (c) "Option" means an option granted pursuant to the Plan to purchase Shares.

          (d) "Committee" means the Compensation Committee of the Board of Directors of the Company or such other committee of the Board that the Board has appointed to administer the Plan. The Committee shall consist of three or more members of the Board of Directors of the Company who are Non-Employee Directors.

          (e) "Non-Employee Director" means a director of the Company who is not, and has not been for a period of at least one year prior to that date as of which the determination is made, an employee of the Company.

3.  ADMINISTRATION

     The Plan shall be administered by the Committee. The Committee shall have all the powers vested in it by the terms of the Plan. The Committee shall be authorized to interpret the Plan and the Options granted under the Plan, to establish, amend and rescind rules and regulations relating to the Plan, and to make any determinations it believes necessary or advisable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option in the manner and to the extent the Committee deems desirable. Any decision of the Committee in the administration of the Plan shall be in its sole discretion and conclusive. The Committee may act only by a majority of its members in office, except that the members of the Committee may authorize any one or more of their number or any officer of the Company to execute and deliver documents on behalf of the Committee.

4.  SHARES AVAILABLE

     A total of 250,000 Shares of the Company shall be available for grant under the Plan. The aggregate number of Shares that may be purchased pursuant to Options shall not exceed the available number of Shares.

Upon the expiration or termination in whole or in part of any unexercised Option, the Shares subject to such Option shall again be available for grant under the Plan.

5.  GRANT OF OPTIONS

     On March 15, 1991, each person who is then a Non-Employee Director will automatically be granted an Option to purchase 7,500 Shares. To the extent Shares are available under the Plan, each person who first becomes a Non-Employee Director after March 15, 1991, will automatically be granted on the date such person becomes a Non-Employee Director a non-qualified stock option to purchase 7,500 Shares. In addition, each Non-Employee Director shall be granted a non-qualified stock option to purchase 3,000 Shares on the date of each annual meeting at which such Non-Employee Director is reelected to the Board of Directors.

6.  TERMS OF OPTIONS

     Each Option granted under the Plan to a Non-Employee Director shall be evidenced by a written stock option agreement executed by the Company and the holder of the Option, including the following terms and conditions:

          (a) The purchase price of each Share subject to an Option granted to a Non-Employee Director shall equal the Fair Market Value of a Share on the date the Option is granted.

          (b) An Option granted to a Non-Employee Director shall be exercisable in full on the date that is six months after the date it is granted and, to the extent not already exercised, shall expire upon the earlier to occur of
     (i) the date that is six months after the termination of the Non-Employee Director's service as a Non-Employee Director (whether by resignation, retirement or disability); (ii) the date that is one year after the death of a Non-Employee Director while he is in office; or (iii) the date that is ten years after the date of the grant of the Option.

          (c) An Option shall require that the optionee represent at the time of each exercise of the Option that the Shares purchased are being acquired for investment and not with a view to distribution.

          (d) The purchase price of the Shares with respect to which an Option is exercised shall be payable in full on the date the Option is exercised, in cash or in Shares or in a combination of cash and Shares. The value of a Share delivered in payment of the purchase price shall be its Fair Market Value on the date the Option is exercised.

          (e) An Option shall not be assignable or transferable by the optionee except by will or the laws of descent and distribution and shall be exercisable, during the optionee's lifetime, only by him or her.

7.  ADJUSTMENT OF SHARES AVAILABLE

     If there is any change in the number of outstanding Shares of the Company through the declaration of stock dividends or through stock splits, then the number of Shares available for Options and of Shares subject to any Option and the purchase price of any Shares subject to any Option shall be automatically adjusted. If there is any change in the number of outstanding Shares of the Company through any change in the capital account of the Company or through any other transaction referred to in Section 424(a) (formerly 425(a)) of the Internal Revenue Code, then the number of Shares available for Options and of Shares subject to any Option and the purchase price of any Shares subject to any Option shall be appropriately adjusted by the Committee.

8.  AMENDMENT

     The Board of Directors of the Company may amend the Plan in any respect, provided, however, that without the approval of the stockholders of the Company the Board may not (a) except as provided in Section 7, increase the maximum number of Shares that may be issued under the Plan or decrease the minimum purchase price of Shares subject to an Option; (b) extend the term of the Plan;
(c) change the classes of directors to whom Options may be granted under the Plan; (d) provide for the administration of the Plan otherwise than by a Committee composed entirely of Non-Employee Directors; or (e) materially increase the cost of the Plan to the Company. No amendment of the Plan shall adversely affect any right of any holder of an Option already granted without such optionee's written consent.

9.  TERMINATION OF PLAN

     The Board of Directors may terminate the Plan at any time with respect to any Shares that are not then subject to Options. Unless terminated earlier by the Board of Directors, the Plan shall terminate on March 14, 2001.

10.  RIGHTS AS STOCKHOLDER

     No person shall have the rights of a stockholder with respect to Shares subject to an Option until the date of issuance, if any, of a stock certificate pursuant to the exercise of an Option.

11.  REGULATORY APPROVALS AND LISTING

     The Company shall not be required to issue any certificate or certificates for Shares upon the exercise of an Option prior to (a) the obtaining of any approval from any government agency that the Company shall, in its sole discretion, determine to be necessary or advisable; (b) the admission of such Shares to listing on any stock exchange on which the Shares may then be listed; and (c) the completion of any registration or other qualification of such Shares under any state or Federal law or rulings or regulations of any governmental body that the Company shall, in its sole discretion, determine to be necessary or advisable.

12.  CONSTRUCTION

     The Plan shall be construed in accordance with the laws of the State of Maryland.

13.  SATISFACTION OF TAX LIABILITIES.

     Notwithstanding any other provision of this Plan, the Company shall not be required to issue any certificate for Shares upon the exercise of an Option unless any Federal, state, or local tax withholding obligation incurred by the Company in connection with the exercise of the Option has been provided for by the optionee through the delivery of a sufficient amount of cash to the Company or, with the consent of the Committee, through the retention of Shares otherwise issuable on the exercise of the Option or the delivery of Shares to the Company by the optionee, under such terms as the Committee finds appropriate.

                                                                           PROXY
                                                                           -----

PARKWAY PROPERTIES, INC.
One Jackson Place
Suite 1000
188 East Capitol Street
Jackson, Mississippi 39201


                                   THIS PROXY IS SOLICITED ON
                                   BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Leland R. Speed and Steven G. Rogers, and each or either of them, Proxies for the undersigned, with full power of substitution, to vote all shares of common stock, $0.001 par value per share ("Shares") of Parkway Properties, Inc. (the "Company") which the undersigned would be entitled to vote at the Annual Meeting of Stockholders (the "Meeting") to be held at the Company's offices, One Jackson Place, Suite 1000, 188 East Capitol Street, Jackson, Mississippi on June 6, 1997, at 1:30 p.m., Jackson time, and directs that the Shares represented by this Proxy shall be voted as indicated below:


1.  ELECTION OF DIRECTORS

    [ ]  FOR all nominees listed         [ ]  WITHHOLD AUTHORITY
         below (EXCEPT AS MARKED              to vote for all
         TO THE CONTRARY BELOW)               nominees listed below


    INSTRUCTION:      TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
                      STRIKE A LINE THROUGH HIS NAME IN THE LIST BELOW:


    Daniel C. Arnold; George R. Farish; Roger P. Friou; Michael J. Lipsey; Joe F. Lynch; C. Herbert Magruder; W. Lincoln Mossop, Jr.; Steven G. Rogers; and Leland R. Speed.


2.  AMENDMENTS TO THE ARTICLES OF INCORPORATION

         Proposal to adopt two amendments to the Articles of Incorporation concerning the settlement of transactions on an interdealer quotation system or national securities exchange.

    [ ]  FOR                     [ ]   AGAINST              [ ]    ABSTAIN

3.  1997 NON-EMPLOYEE DIRECTORS' STOCK OWNERSHIP PLAN


         Proposal to adopt the 1997 Non-Employee Directors' Stock Ownership
    Plan.

    [ ]  FOR                     [ ]   AGAINST              [ ]    ABSTAIN


4.  AMENDMENTS TO 1991 DIRECTORS STOCK OPTION PLAN, AS AMENDED.


         Proposal to adopt amendments to 1991 Directors Stock Option Plan, as amended.

    [ ]  FOR                     [ ]   AGAINST              [ ]    ABSTAIN


5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.


                                     FRONT
                                     -----

        THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. THE BOARD OF DIRECTORS FAVORS A VOTE FOR PROPOSALS 1, 2, 3 AND 4. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3 AND 4 ABOVE AND WILL BE VOTED IN THE DISCRETION OF THE PROXIES NAMED HEREIN WITH RESPECT TO ANY MATTER REFERRED TO IN 5 ABOVE. YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.


                                   Dated: ______________, 1997

                                   PLEASE SIGN EXACTLY AS NAME(S) APPEAR ON
                                   STOCK CERTIFICATE(S). A corporation is
                                   requested to sign its name by its President or other authorized officer, with the office held so designated. A partnership should sign in the partnership name by an authorized person. Executors, administrators, trustees, guardians and corporate officers are requested to indicate the capacity in which they are signing. JOINT TENANTS SHOULD BOTH SIGN.



                                   ---------------------------------------------




                                   ---------------------------------------------
                                           (Signature of Stockholder(s))



              PLEASE SIGN, DATE AND RETURN THIS PROXY CARD IN THE
                  ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE
                        IF MAILED IN THE UNITED STATES.




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